UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS – FINANCIAL CONDITION

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2014, Alpha Natural Resources, Inc. issued a press release announcing earnings and other financial results for its fiscal quarter ended June 30, 2014 and that management would review these results in an investment community conference call at 10:00 AM Eastern (7:00 AM Pacific) time that same day. The press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the Registrant pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On July 31, 2014, Alpha Natural Resources, Inc. issued a press release attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated August 6, 2014
Exhibit 99.2	Press Release dated July 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

August 6, 2014	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 6, 2014
Exhibit 99.2	Press Release dated July 31, 2014